UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 23, 2004
Date of Report
(Date of earliest event reported)

HCC Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20766	76-0336636
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

13403 Northwest Freeway
Houston, Texas 77040-6094
(Address of principal executive offices, including zip code)

(713) 690-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.

On November 23, 2004, HCC Insurance Holdings, Inc. (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) with Wachovia Bank, National Association, as trustee, in connection with the Company’s offer to exchange (the “Exchange Offer”) its 2.00% Convertible Notes due 2021 (the “Old Notes”) for 2.00% Convertible Exchange Notes due 2021 (the “New Notes”). A description of the material terms of the New Notes are incorporated herein by reference to the information under the headings “Summary – Summary of New Notes” and “Description of New Notes” in the Company’s Offering Memorandum dated October 18, 2004, filed with the Securities and Exchange Commission as Exhibit (a)(1)(i) to the Company’s Schedule TO dated October 18, 2004.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response to Item 1.01 above is incorporated herein.

Item 3.02. Unregistered Sales of Equity Securities.

On November 23, 2004, the Company concluded the Exchange Offer. During the offering period, approximately $172,442,000 principal amount of Old Notes were exchanged for New Notes. The Company has accepted all tendered Old Notes, and in exchange, will issue a like principal amount of New Notes.

The New Notes will be issued solely to existing security holders of the Company pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts, in connection with the Exchange Offer.

The New Notes are convertible into common stock of the Company. The initial conversion rate, subject to adjustment upon the occurrence of certain events, is 31.25 shares of common stock of the Company per $1,000 principal amount of New Notes. Upon conversion of the New Notes, the conversion consideration may be paid in common stock or a combination of cash and common stock. However, the Company has the right to make an irrevocable election to pay the conversion consideration in cash up to the principal amount of the New Notes, and any excess of the principal amount in common stock. The information under the heading “Description of New Notes – Conversion Rights” in the Company’s Offering Memorandum dated October 18, 2004, filed with the Securities and Exchange Commission as Exhibit (a)(1)(i) to the Company’s Schedule TO dated October 18, 2004, is incorporated herein by reference and more fully describes the terms of conversion of the New Notes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
	By:	/s/ Edward H. Ellis, Jr.
Dated: November 23, 2004		Edward H. Ellis, Jr.
Executive Vice President and Chief Financial Officer